UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
June 11, 2010
(Date of earliest event reported)
rue21, inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-34536	25-1311645

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Commonwealth Drive, Suite 100
Warrendale, Pennsylvania	15086	(724) 776-9780

(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders
At the 2010 Annual Meeting of Stockholders of rue21, inc. (the “Company”) held on June 11, 2010, the stockholders approved all of the matters set forth in this year’s Proxy Statement. The matters submitted to the stockholders were:
1. Election to the Board of two (2) Class I directors to serve for three-year terms expiring at the Annual Meeting in 2013.

			Broker
Nominee	Votes For	Votes Withheld	Non-Votes
Robert N. Fisch	18,470,509	2,882,305	1,685,181
Arnold S. Barron	21,089,397	263,417	1,685,181
2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 29, 2011.

Votes For	Votes Against	Abstentions
23,035,169	2,644	182
The proposals presented at the 2010 Annual Meeting of Stockholders are described in detail in the Company’s Proxy Statement for the Annual Meeting as filed with the Securities and Exchange Commission on April 30, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

rue21, inc. Registrant
By:	/s/ Stacy Siegal
Stacy Siegal
Vice President and General Counsel

June 16, 2010